As filed with the Securities and Exchange Commission on October 25, 2024

Investment Company Act File No. 811-23957

1933 Act File No. 333-278887

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 3

OneAscent Capital Opportunities Fund

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(513) 587-3400

Gary Grasso

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Cassandra W. Borchers, Esq.

Thompson Hine LLP

312 Walnut Street, 20th Floor

Cincinnati, OH 45202

(513) 352-6632

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2. or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act)

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2. of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED OCTOBER 25, 2024

PROSPECTUS
OneAscent CAPITAL OPPORTUNITIES Fund
(OACOX)
 Shares of Beneficial Interest
$5,000 minimum purchase
___________________, 2024

OneAscent Capital Opportunities Fund (the “Fund”) is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund’s shares, including a Statement of Additional Information (“SAI”) dated [ ], 2024, has been filed with the Securities and Exchange Commission (“SEC”). The table of contents of the SAI appears on page [ ] of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, Nebraska 68154, or for overnight deliveries c/o Ultimus Fund Solutions, LLC 4221 North 203rd St., Suite 100 Elkhorn, Nebraska 68022-3474. You may also request a free copy of the Fund’s SAI, annual and semiannual reports when available, and other information about the Fund or make shareholder inquiries by calling the Fund’s transfer agent at 833-632-5139, writing the Fund’s transfer agent at c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, Nebraska 68154 or by visiting [    ]. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The investment objective of the Fund is to achieve a blended return of income and capital appreciation, with special consideration given to investments that it believes will make an impact according to its values driven investment philosophy. The Adviser aims to achieve its objective by investing in a wide range of private market assets through the dynamic use of its proprietary evaluation process. This investment objective may be changed without a vote of the Fund’s shareholders.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this prospectus, unlimited shares of beneficial interest, at the net asset value (“NAV”) per share. The initial NAV per share is $[    ]. The Fund is not subject to sales charges. The minimum initial investment by a shareholder is [$5,000]. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use reasonable efforts to sell the shares. The net proceeds of the continuous offering of shares are invested as soon as practicable after receipt of sufficient proceeds to invest in accordance with the Fund’s investment objectives and policies. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds, and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in accordance with the Fund’s principal investment strategy will be invested in cash, cash equivalents, money market, short-term, high quality fixed-income mutual funds, publicly traded instruments such as exchange traded funds (“ETFs”), or use strategies that may include managed futures funds, long/short equity, arbitrage, event-driven strategies, REITs and commodities, among others. During the continuous offering, shares of the Fund will be sold at the next determined NAV. See “Shareholder Servicing Plan.”

Price to Public	Current NAV
Maximum Sales Load	None
Proceeds to Registrant	Current NAV

Interval Fund. The Fund conducts quarterly repurchase offers at NAV, of no less than 5% and no more than 25% of its outstanding shares. Shareholders will be notified of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) no later than the 14th day after the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment pursuant to the repurchase will be made to the shareholder no more than seven days after the Repurchase Pricing Date. The Fund’s initial repurchase offer is expected to take place in [______], 2025. A 2% early repurchase fee (“Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of shares at any time prior to the day immediately preceding the second anniversary of the shareholder’s purchase of such shares. For a discussion of the Fund’s repurchase policies, please refer to “Quarterly Repurchases of Shares” on page [    ] of this prospectus.

Use of Leverage. The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 1/3% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. For a discussion of the risks associated with the leveraged capital structure, please refer to “Risk Factors – Leverage Risk” on page [    ] of this prospectus. However, the Adviser does not expect to utilize leverage in the first year of the Fund’s operations.

Distributions. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

Certain Risks. Investing in the Fund’s shares involves risks, including the following:

●	Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.

●	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.

●	Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

●	Although the Fund will offer to repurchase at least 5% of outstanding shares, but no more than 25% of outstanding shares, on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.

●	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce the shareholder’s exposure on any market downturn.

●	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices.

See “Risk Factors” beginning on page [    ] of this prospectus.

Investment Adviser
OneAscent Capital LLC (the “Adviser”)

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
FUND EXPENSES	4
FINANCIAL HIGHLIGHTS	5
THE FUND	5
USE OF PROCEEDS	6
INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES	6
RISK FACTORS	10
MANAGEMENT OF THE FUND	21
DETERMINATION OF NET ASSET VALUE	25
CONFLICTS OF INTEREST	27
QUARTERLY REPURCHASES OF SHARES	27
DISTRIBUTION POLICY	29
DIVIDEND REINVESTMENT POLICY	30
U.S. FEDERAL INCOME TAX MATTERS	31
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	32
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST	33
SHAREHOLDER SERVICING PLAN
LEGAL MATTERS	36
REPORTS TO SHAREHOLDERS	36
HOUSEHOLDING	36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	37
PRIVACY NOTICE	38

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors” in this prospectus.

The Fund. OneAscent Capital Opportunities Fund (the “Fund”) is a continuously offered, diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of its shares at NAV. See “Quarterly Repurchases of Shares.” The Fund offers one class of shares.

Investment Objective and Strategies. The investment objective of the Fund is to achieve a blended return of income and capital appreciation, with special consideration given to investments that it believes will make an impact according to its values driven investment philosophy. OneAscent Capital LLC (the “Adviser”) aims to achieve its objective by investing in a wide range of private market assets through the dynamic use of its proprietary evaluation process. This investment objective may be changed without a vote of the Fund’s shareholders.

The Fund allocates capital primarily across a wide range of private market asset classes. Private market asset classes include: (i) private equity, (ii) venture capital, (iii) private credit, and (iv) real estate and real assets (including Real Estate Securities). The types of investments the Fund may utilize include (i) direct investments in the equity and/or debt securities of private companies and/or securities representing real estate or real assets; and (ii) indirect investments through professionally managed funds, including the securities of private investment companies that invest primarily in private market asset classes (“Underlying Funds”). The Adviser seeks to identify investments that it believes will make an impact on the world according to its values-driven investment philosophy and to provide the potential for high returns, consistent income, liquidity, or a combination thereof. The Fund limits its investments in Underlying Funds that would be investment companies under the 1940 Act but for the exemptions provided by Sections 3(c)(1) or 3(c)(7) of the 1940 Act to 15% of the Fund’s total assets.

There can be no assurance that the Fund will achieve its investment objective.

The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 1/3% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.

Pending the full investment of net proceeds from the offering, assets that cannot be invested promptly in accordance with the Fund’s principal investment strategy will be invested in cash, cash equivalents, money market, short-term, high quality fixed-income mutual funds, publicly traded instruments such as exchange traded funds (“ETFs”), or invested in managed futures funds, long/short equity, arbitrage, event-driven strategies, REITs and commodities, among others.

Investment Adviser. The Adviser, located at 23 Inverness Center Parkway, Birmingham, AL 35242, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is owned and controlled by OneAscent Holdings, LLC (“OAH”). Through its owned and controlled entities, OAH has approximately $[3.74 billion] in assets under management as of [December 31, 2023], which includes the Adviser’s approximately $21 million in assets under management.

Sub-Advisers. Bonaventure Capital, LLC, located at 820 Shades Creek Parkway Ste 1200, Birmingham, AL 35209, and Investment Research Partners, located at 801-1 Pike Street, Lemont, PA 16851 each serve as a sub-adviser to the Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers are registered with the SEC under the Advisers Act.

Management Fee. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Management Agreement”), and in consideration of the management services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 1.50% of the Fund’s average daily net assets. The Management Fee will be payable monthly in arrears.

See “Management of the Fund – Investment Adviser” for additional information concerning fees paid to the Adviser.

Sub-Advisory Fees. The Adviser has entered into a sub-advisory agreement with each Sub-Adviser. The Adviser, not the Fund, pays each Sub-Adviser a percentage based on the Management Fee received by the Adviser. However, the Sub-Adviser will not begin receiving its compensation until the Adviser has recouped 100% of its startup costs and Fund expenses borne by the Adviser during launch.

1

See “Management of the Fund – Sub-Advisers” for additional information concerning sub-advisory fees paid to each Sub-Adviser.

Expense Limitation Agreement. The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least June 30, 2026, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees, and extraordinary expenses – including but not limited to litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.99% per annum of the Fund’s average daily net assets attributable to shares. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees (the “Board”), upon 60 days written notice to the Adviser.

Any waiver by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any such payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board. See “Management of the Fund – Trustees and Officers.”

Administrator, Accounting Agent and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the administrator, accounting agent and transfer agent of the Fund. See “Management of the Fund.”

Custodian. Huntington Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. See “Management of the Fund – Custodian.”

Closed-End Fund Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds do not typically redeem their shares at the option of a shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. See “Quarterly Repurchases of Shares.” An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to continuous outflows.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at NAV of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that a shareholder will be able to sell all of the shares he, she or it desires in a quarterly repurchase offer because shareholders, in total, may request the Fund to repurchase more than 5% of the Fund’s shares. If shareholders tender for repurchase more than the repurchase offer amount for a given quarterly repurchase offer, the Fund will repurchase the shares on a pro rata basis. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. The Fund maintains liquid securities, cash and/or access to a bank line of credit in amounts sufficient to meet quarterly repurchase requests. See “Quarterly Repurchases of Shares.”

Summary of Principal Risks. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, as well through its investments in private funds. See “Risk Factors.”

●	The Fund is a closed-end investment company;

●	The Fund has no history of operations for investors to evaluate and the Adviser has not managed an interval fund product;

●	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions;

2

●	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

●	The Fund is organized to provide investors with a multi-strategy investment program and not as an indirect way to gain access to any particular Underlying Fund;

●	Increases in interest rates generally will cause the Fund’s fixed-rate debt securities to decline in price;

●	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

●	The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;

●	The Fund is subject to financial market risks, including changes in interest rates. Because the Fund may use debt to finance investments, changes in interest rates may have a material adverse effect on the Fund’s net investment income;

●	The Fund invests in private funds, which are subject to their own strategy-specific risks such as default risk, leverage risk, derivatives risk and market risk. Fund shareholders will also bear two layers of fees and expenses in connection with investments in private funds. In addition, private funds are subject to illiquidity risk;

●	“Below investment grade” or “junk” instruments may be particularly susceptible to economic downturns, which could cause losses;

●	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;

●	Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;

●	The Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV;

●	The Fund may invest in illiquid and/or restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;

●	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund;

●	The Adviser will experience conflicts of interest in connection with the management of the Fund relating to the allocation of the Adviser’s and its investment professionals’ time and resources between the Fund and other investment activities;

●	Payment for quarterly repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover;

●	The Fund is prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the Fund’s independent Trustees and, in some cases, the SEC;

●	The valuation of securities or instruments that lack a central trading place (such as investments in private companies and private funds) may carry greater risk than those that trade on an exchange;

●	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful;

●	Disasters, world health crises, political instability and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide;

3

●	The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable;

●	The Fund may focus a portion of its investments in securities of technology companies (less than 25%) and healthcare companies. (less than 25%). Economic, legislative or regulatory developments may occur that significantly affect those sectors, which may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in particular sectors;

●	The Fund may invest a portion (40%-60%) of its assets in small- and medium-capitalization companies, which are newly formed or have limited product lines, distribution channels and financial and managerial resources. While such investments may provide significant potential for appreciation, they may also involve higher risks for the Fund when compared to investment companies that focus only on large-capitalization companies;

●	To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

U.S. Federal Income Tax Matters. The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Distribution Policy; Dividend Reinvestment Policy. The Fund’s distribution policy is to make distributions at least quarterly of income to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the Fund under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	NONE
Dividend Reinvestment and Cash Purchase Plan Fees	NONE
Maximum Early Repurchase Fee (as a percentage of amount repurchased within two years)(1)	2.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fee	1.50%
Interest Expense on Borrowings(2)	0.00%
Other Expenses(3)	2.30%
Shareholder Servicing Plan Fees	0.25%
Acquired Fund Fees and Expenses(4)	0.25%
Total Annual Expenses	4.30%
Fee Waiver and Expense Limitation(5)	(0.81)%
Total Annual Expenses (after fee waiver and expense limitation)	3.49%

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(1)	Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee except if shares are repurchased at any time prior to the day immediately preceding the two-year anniversary of a shareholder’s purchase of such shares.
(2)	Interest Expense on Borrowings is based on estimated amounts for the current fiscal year assuming no leverage.
(3)	Other expenses are based on estimated amounts for the current fiscal year with Fund estimated net proceeds of $30,000,000. Other expenses include but are not limited to accounting, legal and auditing fees of the Fund, compliance services expenses, shareholder servicing plan fees and fees payable to the Trustees.
(4)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund. AFFE are estimated for the current fiscal year based on historic fees and expenses. AFFE may be substantially higher or lower because certain fees are based on the performance of the acquired funds, which may fluctuate over time. The typical incentive allocation paid to the investment advisers of acquired funds that pay such fees is [10-20]%.
(5)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least June 30, 2026 to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees, and extraordinary expenses – including but not limited to litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.99% per annum of the Fund’s average daily net assets attributable to shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, upon 60 days written notice to the Adviser. Any waiver or by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived such payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page [    ] of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page [    ] of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return, the calculation includes the Expense Limitation Agreement as currently in effect until June 30, 2026.

1 Year	3 Years	5 Years	10 Years
$35	$123	$212	$441

If a shareholder requests repurchase proceeds be paid by wire transfer, such shareholder will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, currently $15. The purpose of the above table is to assist a holder of shares to understand the fees and expenses that such shareholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on April 5, 2024. The Fund’s principal office is located at 23 Inverness Center Parkway, Birmingham, AL 35242, and its telephone number is 833-632-5139.

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USE OF PROCEEDS

The net proceeds of the continuous offering of shares are invested as soon as practicable after receipt of sufficient proceeds to invest in accordance with the Fund’s investment objectives and policies (as stated below). There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Adviser paid the Fund’s organizational and offering expenses incurred with respect to its initial offering and the Fund will pay expenses incurred with respect to its continuous offering. The organizational and offering expenses paid by Adviser shall be subject to reimbursement by the Fund so long as the Fund is able to make the repayment without exceeding the current expense limitation. The Fund anticipates that it may take between two to three months to fully invest the net proceeds from offering shares in accordance with the Fund’s investment objectives and policies. Pending investment of such proceeds, the Fund will invest in cash, cash equivalents, money market, short-term, high quality fixed-income mutual funds, publicly traded instruments such as exchange traded funds, or other open-end mutual funds using strategies that may include managed futures funds, long/short equity, arbitrage, event-driven strategies, REITs and commodities, among others. Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

INVESTMENT OBJECTIVE, STRATEGIES, AND PROCESS

Investment Objective

The investment objective of the Fund is to achieve a blended return of income and capital appreciation, with special consideration given to investments that it believes will make an impact according to its values driven investment philosophy. The Adviser aims to achieve its objective by investing in a wide range of private market assets through the dynamic use of its proprietary evaluation process. This investment objective may be changed without a vote of the Fund’s shareholders.

Investment Strategies

The Fund invests in a range of alternative assets intended to deliver a balance of income and return. The Fund intends to invest primarily in private market asset classes. Private market asset classes include (i) private equity, (ii) venture capital, (iii) private credit, and (iv) real estate and real assets (including Real Estate Securities). The types of investments the Fund may utilize include (i) direct investments in the equity and/or debt securities of private companies and/or securities representing real estate or real assets; and (ii) indirect investments through Underlying Funds that invest primarily in such private market asset classes. The Adviser believes that investing in various types of private market asset classes and instruments are important factors in attempting to provide investors with exposure to a wide range of sectors and assets through a single investment vehicle. The Fund’s assets are therefore allocated in a dynamic manner to optimize the blended return of income and capital appreciation.

In constructing the portfolio, the Adviser seeks to identify investments that it believes will make an impact on the world according to its values driven investment philosophy while also providing the potential for high returns, consistent income, liquidity, or a combination thereof. In addition to the values-based screening, the Adviser and/or Sub-Advisers conduct thorough due diligence in determining whether to invest in a particular security based on fundamental, bottom-up research. The Adviser believes that the Fund’s investment program offers an ideal approach for certain shareholders who previously have not had access to these types of investments or who desire to access such investments through lower account minimums.

The Adviser identifies private investment opportunities through a variety of sources, including direct relationships with Underlying Fund managers and portfolio company leadership teams. Members of the Adviser and Sub-Advisers have extensive history investing in private markets and may draw upon that history to generate connections to potential Fund investments. Additionally, the Fund’s investment team currently receives hundreds of inbound private market solicitations annually for potential review. Lastly, the team has access to research databases which provide additional sources of screening, idea flow, and benchmarking. The Adviser believes that there is a robust set of investment opportunities in private markets for the Fund.

The evaluation process for a private market opportunity typically includes, but is not limited to, a qualitative evaluation of an Underlying Fund manager’s approach to generating deal flow and outperformance, their competitive advantages, their team and its alignment with investors, the firm culture, and their approach to impact and socially responsible investment considerations. Quantitatively, the Fund seeks to evaluate the past track record of the Underlying Fund’s manager relative to both comparable private and public market strategies (where applicable) as well as the fees, expenses, and other terms of the investment. For direct investments in companies, Real Estate Securities, or securities related to real assets, the portfolio managers will also perform an analysis of any operating history and potential future cash flow and fair valuation. In most cases, the Fund expects direct investments to be associated with an Underlying Fund manager where the Fund’s investment team will have some

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familiarity with the competitive advantages and underwriting abilities of said manager. This process typically includes, but is not limited to, multiple meetings with key professionals related to each investment, aggregating and reviewing relevant investment documentation (e.g., marketing materials, private placement memo, financial statements, etc.), as well as on-site visits when possible or deemed necessary. A summary of the findings and opinion is typically provided to the Fund’s investment team for review and consideration of a potential investment within the Fund.

Private Equity

Private equity is a common term for investments that are typically made in private companies (or public companies through privately negotiated transactions) and generally involve equity-related finance intended to facilitate a change in management and direction of these companies in order to increase their value. The Fund invests in private equity-related investments of any type, including direct investments in the equity securities of privately held companies; primary and secondary offerings of Underlying Funds that deploy invested capital into primarily non-public operating companies (portfolio companies); and co-investment opportunities in the equity of portfolio companies that are presented by one or more the Underlying Funds. The Fund seeks to allocate its investments across multiple private equity strategies (e.g., growth and core), vintage years, geographies, company size, sector, industry, and other distinguishing features.

Venture Capital Investments

Initial or early-stage investments in private companies are commonly referred to as “venture capital” investments. These new and emerging companies are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. The Fund may invest at any point along a venture capital company’s path of development but generally seeks to diversify across the various stages. When allocating investments in venture capital, the Fund classifies the stages of a venture capital company as follows:

●	Pre-Seed Stage. A “pre-seed stage” company has a product that is either still in the conceptual stage or not fully developed and more than three-months away from generating revenues.

●	Seed Stage. A “seed stage” company has a product or service that has been validated by the market and is raising capital to hire additional labor and expand its business.

●	Growth Stage. A “growth stage company” is typically an established company with strong growth characteristics. Such company is still relatively early in its development but is generating revenue or is within three months of generating revenue generation, Growth stage companies also include those developing a new product line, entering a new market, building a new factory, or financing a strategic acquisition.

In addition to direct investments in equity securities of venture capital companies, the Fund invests in Underlying Funds that deploy invested capital into venture capital companies and may also co-invest alongside an Underlying Fund. The Fund may also invest in debt securities of venture capital companies as discussed in “Private Credit Investments” below.

Private Credit Investments

Private credit is credit that is extended to companies or projects on a bilaterally negotiated basis, is not publicly traded, and is originated or held by lenders which are not banks. The Fund gains exposure to select private credit opportunities through real estate, infrastructure, venture capital, special situations and distressed debt, direct lending, mezzanine financing, and structured financing. The Fund invests in the debt of small- to middle-market companies that often do not have access to traditional bank financing.

Private credit takes various legal forms, which may include loans, bonds, notes (including convertible notes), simple agreements for future equity (SAFEs) or private securitization issues, and may take the form of secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt). The Fund also obtains exposure to private credit through primary and secondary offerings of interests in Underlying Funds that invest in private fixed-income securities and debt instruments and target the ownership of higher yielding corporate, physical, or financial assets. Such fixed-income securities may include below investment grade debt (or “junk” bonds). The Fund may also co-invest alongside these Underlying Funds.

The Fund seeks to allocate its investments in private credit across multiple strategies (e.g., direct lending, liquid credit, opportunistic credit, structured credit, and real assets credit) or other distinguishing features.

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Real Estate and Real Assets Investments

The Adviser uses a comprehensive multi-strategy, multi-sector approach, to invest in real estate securities. The Fund defines “Real Estate Securities” as (i) common stock, preferred equity, partnership or similar interests, convertible or non-convertible preferred stock; (ii) non-traded unregistered real estate investment trusts (“Private REITs”); (iii) publicly traded REITs; (iv) private funds that invest in Private REITs; (v) mortgage-backed securities; and (vi) real estate operating companies (“REOCs”) that invest principally, directly or indirectly, in real estate. The Fund’s investments are allocated among the various sectors of the real estate market, including but not limited to the multi-family, mixed-use, commercial, industrial, residential, specialty, and warehouse sectors. Examples of investments in the specialty sector may include medical or life science laboratory real estate.

In addition to the Real Estate Securities, the Fund may take advantage of investment opportunities in securities related to other real assets. Such investments provide the Fund with exposure to commodities, energy, natural resources (such as agriculture and timber), infrastructure, precious metals, and other real estate (i.e., farmland or mines).

Liquid Securities and Short-Term Investments

The Fund invests in liquid alternative assets to manage its liquidity, maintain access to cash in order to meet its short-term obligations, and deliver non-correlated income returns in faith aligned investments. The Fund’s investment in these alternatives may occur through the direct purchase of publicly traded instruments such as open-ended mutual funds or ETFs. Strategies may include managed futures, long/short equity, arbitrage-driven strategies, REITs and commodities, among others. The Fund may also invest into public securities of companies that have exposure to private markets, providing additional means to manage liquidity. Short-term investments may include the purchase of government securities, short-term obligations issued by select banks and other companies, and investments in ETFs that invest in a variety of assets including commodities, VIX short term futures (futures on CBOE Volatility Index), high yield related fixed income and high-income generating ETFs. Other short-term investments used to manage liquidity include cash and cash-equivalents, public and private money market funds, publicly traded equity securities, and other liquid investments.

Pending investment of the proceeds from the offering in accordance with the Fund’s principal strategy, assets will be invested in the liquid, short-term investments mentioned above.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding shares.

The Fund’s SAI contains a list of the fundamental (i.e., those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objectives and Policies.”

Portfolio Construction

The Adviser intends to allocate the Fund’s assets among the various types of investments in a dynamic manner to optimize the blended return based on its assessment of current and forecasted market conditions. When the Fund’s assets are fully deployed, the Adviser expects to allocate assets in the following ranges:

Type of Asset Class	Target Weighting
Private Equity	20-30%
Venture Capital	20-30%
Private Credit	5-15%
Real Estate Securities and securities related to Real Assets	15-25%
Liquid Alternatives and Public Equities	10- 20%

Such allocations may vary from time to time, especially during the Fund’s initial period of investment operations, and the Adviser maintains complete and absolute discretion to adjust the allocations in response to changing market opportunities and conditions as well as other pertinent factors. The Adviser may from time to time, for temporary and/or defensive reasons, take positions that are inconsistent with these target weightings. Specifically, the Adviser may take positions in various public equities that exceed 20% of the Fund’s assets. If and when the Adviser determines to pursue such strategy, the Fund may not achieve its investment objective while it does so, which could reduce the benefit from any upswing in the market.

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The Fund may obtain exposure to the asset classes above through direct investments or indirectly through Underlying Funds. The Adviser intends to target the following allocations for each type of investment :

Type of Investment	Target Weighting
Underlying Funds	Up to 15%
Direct Investments	Up to 75%
Liquid Alternatives and Public Equities	Up to 20%

The Adviser invests in an Underlying Fund when it believes that doing so provides investors with access to an emerging manager with strong historical performance and whose Underlying Fund is either oversubscribed or has a high minimum commitment. Additionally, the Adviser may invest in an Underlying Fund when doing so is more cost effective than direct investments in the underlying assets. Underlying Funds may offer other benefits compared to direct investments such as access to a proprietary deal flow due to their relationships with investment banks and proprietary analytics utilized to identify investments. The Fund limits its investments in Underlying Funds that would be investment companies under the 1940 Act but for the exemptions provided by Sections 3(c)(1) or 3(c)(7) of the 1940 Act to 15% of the Fund’s total assets.

Investment Process

The portfolio managers are responsible for security selection and the Fund’s portfolio construction. The Adviser and Sub-Advisers identify potential investments through their network and relationships with a variety of alternative investment managers who are either explicitly faith-driven managers or who are aligned in mission with faith-based investors, as well as financial industry research database. These investments in privately held companies are also frequently identified through the Underlying Funds in which the Fund invests.

The Adviser seeks to identify investments that it believes will make an impact according to its values driven investment philosophy. The Adviser seeks to eliminate from the investable universe companies that demonstrably and consistently harm their stakeholders, and Underlying Funds that invest primarily in such companies. The Adviser captures and considers percentage of revenue thresholds for harmful products, and the Adviser captures and considers patterns of harmful business practices (including forced labor ties, products/practices resulting in consumer physical harm, and environmental mismanagement). This means seeking to avoid companies whose principal business activities and practices include:

●	Involvement in abortion, including production, distribution, or supply chain involvement regarding abortifacients or medical facilities that perform abortions.

●	Production, distribution, or supply chain involvement regarding addictive products, including adult entertainment, pornography, gambling, tobacco, alcohol, and cannabis.

●	Predatory lending practices.

●	Human rights violations.

●	Patterns of severe ethics controversies.

The portfolio managers then seek to elevate companies and Underlying Funds that it believes promote flourishing for their stakeholders, through its proprietary investment evaluation process. This means identifying companies, through proprietary research methods designed to assess positive impact, that the portfolio managers believe exhibit qualities and characteristics such as:

●	Addressing unmet and underserved needs in the marketplace.

●	Providing purposeful vocations and adding meaning to work.

●	Fostering vibrant communities.

●	Embracing viewpoint diversity and a spirit of collaboration.

●	Providing affordable housing and long-term shelter solutions for low-income households.

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●	Cultivating natural resources.

●	Enhancing our stakeholders’ well-being and corporate human experience.

All securities must meet, at the time of investment, both elements of the Adviser’s values-based screening requirements (i.e., all investments must both qualify to be in the Fund’s investable universe and exhibit qualities that the Adviser believes promote flourishing for their stakeholders). If an investment no longer meets the Adviser’s screening requirements, the Fund intends, but is not required, to sell such investment.

Investment Evaluation

In addition to the values-based screening, the Adviser and Sub-Advisers conduct thorough due diligence in determining whether to invest in a particular security. The portfolio managers select securities based on fundamental, bottom-up research. As previously described in the Investment Strategies section, the evaluation process for a private market opportunity typically includes, but is not limited to, a qualitative evaluation of the Underlying Fund manager’s approach to generating deal flow and outperformance, their competitive advantages, their team and its alignment with investors, the firm culture, and their approach to impact and socially responsible investment considerations. Specifically, when determining whether an Underlying Fund manager is a faith-driven manager or a manager who aligns in mission with faith-based investors, the Adviser utilizes its proprietary investment evaluation scorecard to conduct thorough due diligence on the investment strategy and processes that the manager uses when considering an investment. This allows the Adviser to better understand the values that underpin the manager’s culture and whether the manager will make investments that align with the Adviser’s values-based investing process detailed above. Quantitatively, the portfolio managers seek to evaluate the past track record of the Underlying Fund manager relative to both comparable private and public market strategies (where applicable) as well as the fees, expenses, and other terms of the investment. For direct equity or debt investments in companies and assets such as Real Estate Securities, the portfolio managers will also perform an analysis of the asset’s operating history and potential future cash flow and valuation. In many cases, the Fund expects direct investments to be associated with an Underlying Fund manager where the portfolio managers will have some familiarity with the competitive advantages and underwriting abilities of said manager. This process typically includes, but is not limited to, multiple meetings with key professionals related to each investment, aggregating and reviewing relevant investment documentation (e.g., marketing materials, private placement memo, financial statements, etc.), as well as site / asset visits when possible or deemed necessary. The Adviser’s value-based screening process is proprietary, though the Adviser may refer to third-party resources in conducting its research. A summary of the findings and opinion is typically provided to the Fund’s investment team for review and consideration of a potential investment within the Fund.

For Underlying Funds, in addition to the preceding, the portfolio managers analyze other factors including but not limited to prior fund performance history, fund management, and consistent adherence to the investment process.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should consider carefully the following risks the Fund faces, together with the other information contained in this prospectus. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund. The following describes the direct and indirect risks the Fund bears with respect to its investments.

Adviser and Sub-Advisers’ Analysis Risk

The Adviser and Sub-Advisers seek to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser and Sub-Advisers rely on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process may at times be subjective with respect to recently organized companies for which only limited information is available. Accordingly, the Adviser or Sub-Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results may vary significantly from such projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith may, due to various risks and uncertainties including those described herein, differ materially from actual results.

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Below Investment Grade Instruments Risk

The Fund may invest in debt securities and other instruments that are rated “below investment grade” or “junk” by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and/or principal payments. Such securities and instruments are generally not exchange traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in “below investment grade” or “junk” securities and instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and/or interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

Closed-End Structure Risk

The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle.

Co-Investment Transactions Risk

As a registered closed-end fund, the Fund is subject to certain regulatory restrictions in making investments. For example, registered closed-end funds generally are not permitted to co-invest with certain affiliated entities in transactions originated by the registered closed-end fund or its affiliates in the absence of an exemptive order from the SEC. However, registered closed-end funds are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

The Fund relies, in part, on affiliates to assist with identifying and executing on investment opportunities and on the Fund’s Board of Trustees to review and approve the terms of the Fund’s participation in any co-investment transaction with affiliates so long as appropriate exemptive relief has been obtained. Affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating conflicts of interest in that the time and effort of the senior personnel of affiliates and their officers and employees will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and such other business activities of affiliates in a manner that deemed necessary and appropriate.

The Adviser and individuals employed by it are not generally prohibited from raising capital for and/or managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Notwithstanding the foregoing, the Adviser still has a fiduciary duty to the Fund.

Competition for Investment Opportunities Risk

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser and Sub-Advisers for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms on which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund, the Adviser, or Sub-Advisers may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser or a Sub-Adviser. There can be no assurance that the Adviser or a Sub-Adviser will be able to locate and complete investments that satisfy the Fund’s primary investment objectives or to realize on their values.

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Conflicts of Interest Risk

The Adviser (and its affiliates) and the portfolio managers (and the portfolio managers for clients managed by affiliates of the Adviser) manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser’s other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s or its affiliates’ clients, the pooled investment vehicles in which the Fund invests and the asset managers to such pooled investment vehicles. The Adviser is required under its compliance policies and procedures to identify any material conflicts of interest to which the Adviser is subject. Once such conflicts are identified, the Adviser’s CCO shall oversee the consideration of appropriate disclosure and/or mitigation of the conflicts.

The Adviser (and its affiliates) and the portfolio managers (and the portfolio managers for clients managed by affiliates of the Adviser) will experience conflicts of interest in connection with the management of the Fund relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates (including client accounts managed by affiliates of the Adviser); compensation to the Adviser; services that may be provided by the Adviser, its investment professionals and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser or its affiliates; differing recommendations given by the Adviser to the Fund versus other clients of the Adviser and its affiliates; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of non-public information with respect to potential investments by the Fund. The Adviser and an affiliated registered investment adviser under common control do not operate under a combined Compliance Manual; however, they do share supervised personnel. Portfolio Managers for the Fund may be required to allocate their time between managing the Fund and their responsibilities to the affiliated registered investment adviser. The Adviser and/or its affiliates may from time to time obtain non-public information regarding certain issuers or other investment opportunities, which information may be material. As a result of the federal and state securities laws’ prohibition on trading on the basis of material non-public information, the Fund may be prohibited from buying or selling securities or pursuing a transaction or investment opportunity, which may result in a loss (actual or potential) to the Fund. See “Conflicts of Interest.”

Credit Risk

The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by a counterparty with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser or a Sub-Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy a counterparty’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a counterparty, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. The Fund may also invest in high yield instruments and unsecured investments, each of which involves a higher degree of risk than senior secured loans. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only or paid-in-kind (“PIK”) payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a counterparty’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

A company in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in its business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial conditions or be experiencing financial distress.

Equity Investments Risk

Fluctuations in the value of equity securities held by the Fund may cause the Fund’s net asset value to fluctuate. Common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

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ETF Risk

The Fund may invest in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Fixed-Income Instruments Risk

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s fixed income investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors – Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part-lender. When purchasing indebtedness (including loan participations), the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights than the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize on a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully exit bankruptcy and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the assets in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser and Sub-Advisers monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

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Interest Rate Risk

Typically, a rise in interest rates causes a decline in the value of debt securities and loans, and as a result the value of your investment in the Fund will fluctuate with changes in interest rates. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity). These risks could affect the value of a particular investment, possibly causing the Fund’s NAV and total return to be reduced and fluctuate more than other types of investments.

Investment Risk

An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the Fund’s underlying assets, and the value of these assets and other instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Key Personnel Risk

The Adviser and Sub-Advisers depend on the efforts, skills, reputations and business contacts of their key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser and Sub-Advisers’ professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser and Sub-Advisers’ principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser or Sub-Advisers’ relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser or Sub-Advisers’ principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

Legal and Regulatory Risks

Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund does not intend to use leverage in the Fund’s first year of operations. The Fund may use leverage opportunistically in the future and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and would significantly magnify the Fund’s losses in the event of underperformance of the Fund’s underlying investments.

The 1940 Act and related Rule 18f-4 generally limit the extent to which the Fund may utilize borrowings and transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, forward contracts, and other deemed derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness).

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Fund’s shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board of Trustees and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by the Fund and, in turn, the shareholders and consequently will result in a reduction of the NAV of the shares. To monitor this issue, the Board of Trustees intends to periodically review the Fund’s use of leverage, including its impact on Fund performance. See “Conflicts of Interest.”

The Fund’s use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

●	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the shares;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

●	when the Fund uses certain types of leverage, the management fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh the risks above.

Liquidity Risk

Shareholder Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

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Fund Investments Liquidity Risk

The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some of the Fund’s private market investments are not readily marketable and may be subject to restrictions on resale. Such instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for such instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals and changes in market, political or other relevant circumstances, may cause some loans and other debt instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Management Risk

The Adviser’s and/or Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser and Sub-Advisers’ judgments about the potential performance of a pooled investment vehicle (or other means of indirect investment) may also prove incorrect and may not produce the desired results.

Market and Geopolitical Risks

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities and other investments in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

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New Interval Fund Adviser Risk

The Adviser has not previously managed a closed-end fund. As a result, investors do not have a long-term track record from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund. Closed-end interval funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code.

No History of Operations Risk

The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives. In addition, because the Fund has no minimum asset threshold that must be satisfied prior to launch, the Fund will experience high expenses as a percentage of net assets, subject to the Fund’s Expense Limitation Agreement (see “Fund Expenses”), to the extent it raises few assets.

Private Funds Risk

The Fund’s performance depends in part upon the performance of the pooled investment vehicle managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the Adviser’s ability to select pooled investment vehicle managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees, and expenses at the Fund level, and asset-based fees, incentive fees and allocations, and expenses at the pooled investment vehicle level.

The private funds in which the Fund invests are subject to risks associated with legal and regulatory changes applicable to financial institutions generally and to private funds in particular. The Fund may not be able to invest in certain private funds that are oversubscribed or closed, and the Fund may be able to allocate only a limited amount of assets to a pooled investment vehicle that has been identified as an attractive opportunity. The Fund’s investments in certain private funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest a substantial portion of its assets in private funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a pooled investment vehicle, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

The Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by certain private funds. To fund such capital calls, the Fund may maintain a sizeable cash position, which may result in lower returns. If the Fund does not maintain a sufficient cash position to fund capital calls, it may face the potential inability to fund capital contributions. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund to be subject to certain penalties from the pooled investment vehicle (including the forfeiture of a portion of the Fund’s capital contribution to such vehicle), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Pooled investment vehicle returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser or Sub-Adviser, particularly during times of general market turmoil. A pooled investment vehicle manager may invest the pooled investment vehicle’s assets in securities of non-U.S. issuers, and the Fund’s assets may be invested in private funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A pooled investment vehicle manager may focus primarily on a particular industry, which would subject the vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A pooled investment vehicle manager may focus on a particular country or geographic region, which may subject the vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. A pooled investment vehicle manager may use derivatives for speculative or hedging purposes. A pooled investment vehicle may incur leverage for investment or other purposes, which may increase the volatility of the vehicle. A pooled investment vehicle manager may invest without limitation in restricted and illiquid securities.

Private funds might not be publicly traded and therefore would not be liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the pooled investment vehicle manager to determine the value of the Fund’s investment in the vehicle. The valuation provided by the pooled investment vehicle manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the private funds, including any quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.

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In addition to valuation risk, an investor in a privately offered pooled investment vehicle is not entitled to the protections of the 1940 Act. For example, privately offered private funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, privately offered private funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Additionally, pooled investment vehicle managers may have limited operating histories upon which to evaluate their performance, and some pooled investment vehicle managers may not be registered under the Advisers Act. Further, some offered pooled investment vehicle managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of net profits (or more in certain limited circumstances), which may create incentives for these managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Certain private funds are subject to asset-specific risks.

Real Estate Risk

The main risk of real estate related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the general partner, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; and natural disasters.

REIT Risk

Investments (directly or indirectly) in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended, in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

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Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Sector Concentration Risk

The Fund may focus a portion of its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. To the extent the Fund focuses its investments in the information technology or healthcare sector, it may be subject to the following risks:

●	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

●	Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Small- and Medium-Capitalization Companies Risk

The Fund may invest a portion of assets in companies that are newly formed or have limited product lines, distribution channels and financial and managerial resources. While such investments may provide significant potential for appreciation, they may also involve higher risks for the Fund than do investments in securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences. The risk of bankruptcy or insolvency is also higher than it is for larger, “blue-chip” companies.

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Special Situations and Distressed Investments Risk

The Fund seeks to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Specialty Finance

The Fund may arrange credit facilities with other lenders, fund managers and originators of risk assets. The Fund may also invest in other funds that focus on similar specialty finance transactions. Specialty finance investments can take form in a wide variety of forms, structures and terms. In general, the debt financing is typically arranged in the form of a senior secured credit facility and provided on the basis of pre-defined parameters and limitations on the types of loans or investments it can be used to fund. In certain cases, the Fund will be directly exposed to the credit risk of the borrower’s balance sheet, however this risk is typically mitigated by the senior position of the facility and therefore any losses are first borne by the borrower. In addition, the facility is typically secured by the borrower’s underlying assets, which are typically diversified pools of assets. In the event of default, the Fund may incur additional expenses and will rely on the collection efforts of the Adviser. Terms of a facility will vary but are typically commitments of a few years in duration or less. There is no reliable secondary market to liquidate the exposures in advance of the maturity date.

Structured Products Risk

Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Although certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market.

Subordinated and Unsecured or Partially Secured Loans Risk

The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in “below investment grade” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

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Venture Capital Risk

The Fund or an Underlying Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including oversight of the duties performed by the Adviser. The Board is comprised of three Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and overseeing the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

The Adviser, located at 23 Inverness Center Parkway, Birmingham, AL 35242, serves as the Fund’s investment adviser. The Adviser is registered with the SEC under the Advisers Act. The Adviser is owned and controlled by OneAscent Holdings, LLC (“OAH”). Harry N. Pearson is the majority owner of OAH. It’s owned and controlled investment advisers have approximately $[3.74 billion] in assets under management as of [December 31, 2023], which includes the Adviser’s approximately $21 million in assets under management.

A discussion regarding the basis for the Board’ approval of the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders.

Pursuant to the Management Agreement, and in consideration of the management services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. The Management Fee will be payable monthly in arrears.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least June 30, 2026, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees, and extraordinary expenses – including but not limited to litigation costs), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.99% per annum of the Fund’s average daily net assets attributable to shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, upon 60 days written notice to the Adviser.

Any waiver by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less.

Sub-Advisers

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser to provide ongoing research, opinions and recommendations of investments in private equity, venture capital, Real Estate Securities, securities related to real assets, and private credit for the Fund. Bonaventure provides such services with respect to direct investments and IRP provides sub-advisory services with respect to investments in Underlying Funds and direct investments. Both Bonaventure and IRP participate in asset allocation and investment decisions across the entire Fund’s portfolio.

Each sub-advisory agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each sub-advisory agreement may be terminated without penalty at any time by the Adviser or the applicable Sub-Adviser on 60 days’ written notice and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

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The Adviser, not the Fund, pays Bonaventure and IRP 10% and 20% of the Management Fee received by the Adviser, respectively. However, the Sub-Adviser will not begin receiving its compensation until the Adviser has recouped 100% of its startup costs and Fund expenses borne by the Adviser during launch. The Sub-Advisory Agreement was approved by the Board including by a majority of the Independent Trustees, at a Meeting held on April 5, 2024. A discussion regarding the basis for the Board’s approval of each Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

Biographies of the Adviser’s and Sub-Advisers’ portfolio managers for the Fund are below.

OneAscent Capital, LLC

John Siverling, MBA.

Mr. Siverling is the Director of Private Markets and Impact Advocacy for OneAscent, President of OneAscent Capital LLC. He has been a portfolio manager of the Fund since inception. Mr. Siverling has over 30 years of business experience, and over 20 years in the venture finance industry. John holds a Bachelor of Business Administration degree from the University of Wisconsin and an MBA with Distinction from the University of Michigan Ross School of Business. John is a member of the Advisory Council for ADF’s Viewpoint Diversity Score Business Index. John has been a frequent speaker and panelist, including at the University of Michigan Business School, MIT Forum, UNCC Five Ventures Business Plan Competition, and Kingdom Advisors, among others.

John has developed his financial, operational and management business skills from a varied history of professional experiences. Following his lead role in the formation and launch of the Christian Investment Forum, John became the first Executive Director in order to continue the growth strategy of the non-profit trade association, until its merger with Faith Driven Investor. The goal of CIF is to build awareness and credibility for faith-based investing within the broader financial investment industry. In addition to his work at the Christian Investment Forum, Mr. Siverling is also the Managing Partner in JAS Ventures, LLC, a consulting firm focused on helping companies develop and execute values integrated business practices.

Prior to JAS Ventures, John was a partner at Sloan Ventures, an early-stage venture development firm. John managed all aspects of the Sloan Investment Fund, including limited partner reporting and investment activities for a number of the firm’s portfolio companies. He has taken active interim management positions, as CFO and COO, with some of the early-stage companies.

Prior to joining Sloan Ventures, John worked with Frank Russell Capital, a private equity firm, analyzing the private equity industry and in cooperation with Goldman Sachs managing a globally recognized survey on trends in the industry. John began his career with General Motors Cadillac Division and held various sales and marketing management positions in Detroit, Denver and San Francisco.

Cole Pearson.

Mr. Pearson serves as President of OneAscent Investment Solutions, Vice President for OneAscent Capital and has been a portfolio manager of the Fund since inception. Cole’s responsibilities include leading the asset management arms of OneAscent, overseeing the OneAscent Investment Committee, assisting with business development opportunities, and leading OneAscent’s strategic ministry efforts. Cole is a shareholder of OneAscent Holdings, the parent company of OneAscent Capital and OneAscent Investment Solutions.

Prior to joining OneAscent in 2018, Cole was a Senior Investment Associate for Eventide Asset Management serving in similar capacities both on the sales/marketing and portfolio management teams. He holds a B.S. in International Finance as well as a minor in Mandarin-Chinese from the University of Alabama and is a CFA Level III Candidate.

Nathan Willis, CFA, CAIA.

Mr. Willis is a Senior Portfolio manager for OneAscent Capital, Director of Portfolio Strategy for OneAscent Investment Solutions, and has been a portfolio manager of the Fund since inception. Nathan manages the liquid alternatives investment program and has 25 years of investment experience including 20 years investing in illiquid strategies.

Nathan holds a bachelor’s degree in Business Administration with a concentration in Information Systems and a minor in Economics from Taylor University. He is a holder of the CFA Charter and CAIA designation. Nathan started his career at NationsBank where he spent several years managing institutional bond portfolios and an equity mutual fund.

Prior to joining OneAscent, Nathan served as Chief Investment Officer of Greenhawk Corporation, a single-family office. At Greenhawk, Nathan was responsible for portfolio strategy and manager diligence. During his time at Greenhawk Nathan developed the allocation, sourcing, and diligence strategy for the private equity portfolio.

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Prior to Greenhawk, Nathan spent almost 15 years with GenSpring Family Offices, a unit of SunTrust Banks, where he constructed portfolios for multi-generational families. While at GenSpring, Nathan served on the Investment committee and manager selection committee and developed programs to mentor junior investment staff. Prior to GenSpring, Nathan spent four years with the family office group of Wachovia Bank.

Bonaventure Capital, LLC

Steve Dauphin.

Mr. Dauphin is a Co-Founder of Bonaventure and has been a portfolio manager of the Fund since inception. He has over 26 years of fund and direct investment experience in the private markets.

Steve holds a bachelor’s degree in Economics and Religion from Harvard University and an MBA from UNC’s Kenan-Flagler Business School. He sits on the corporate boards of Second Nature, Shared-X, Lucky Iron Fish and Trakref; and the non-profit advisory boards of the Stimson Center’s Loomis Council and the Kirchner Impact Foundation.

Prior to co-founding Bonaventure, Steve was a Managing Director of the Harbinger Group, a Special Agent with the U.S. Drug Enforcement Administration, a Lay Minister for the Anglican Church of Canada and an analyst with Citicorp.

Carter Burleson.

Mr. Burleson is a Director of Bonaventure and has been a portfolio manager of the Fund since inception. He holds both a bachelor’s degree in Finance and an MBA from Auburn University. He currently sits on the corporate board of XO Armor.

Prior to joining Bonaventure Capital, Carter was a venture fellow with DigitalDX, a VC firm that emphasizes big data and artificial intelligence in the medical diagnostics industry. He was also an operator at a growth stage FinTech startup that provides financial inclusion to those in emerging markets. That experience helped expose Carter to the capital-raising side of the private markets.

Investment Research Partners

Martin Wildy, CFA.

Mr. Wildy is a Co-Founder of IRP and has been a portfolio manager of the Fund since inception. He has over 20 years of direct investment experience. Martin holds a bachelor’s degree in Finance from the Pennsylvania State University and has held the Chartered Financial Analyst (CFA) designation since 2003. He is an active volunteer and consultant with the CFA Institute, supporting the CFA examination and grading functions. He has also been an author and contributor to the CFA digest publication. He sits on the board and investment committee of two preservation focused non-profits and is the head basketball coach for the Special Olympics program in Centre County.

Prior to co-founding Investment Research Partners, Martin oversaw three income- and dividend-focused portfolios for Eventide Asset Management, a mutual fund manager in Boston, MA. While with Eventide, he was also involved in building and managing an equity income model portfolio and a multi-asset class strategy for a large foundation. In addition to portfolio management responsibilities, he worked directly on researching companies and presenting investment ideas to the broader Eventide team. Martin has spoken before numerous conferences on faith-based and sustainable investing.

Prior to joining Eventide, Martin was a Senior Portfolio Manager with Aris Wealth Services, which is currently a division of AssetMark, Inc., where he worked from 2006 to 2014. At Aris, he was involved in the design, launch, and management of a number of investment strategies including those in the sustainable investing and faith-based categories. He also performed macro research that helped to inform the overall portfolio allocations for the firm. Prior to Aris, he was an equity analyst at 1620 Investment Advisors, Inc. where he was responsible for equity research and recommendations, primarily within the telecommunications, technology, and regional banking sectors.

Derek Varner, CFA.

Mr. Varner is a Partner of IRP and has been a portfolio manager of the Fund since inception. He has over 15 years of investment management experience. Derek holds a bachelor’s degree in Business Administration with a concentration in Finance from the University of Pittsburgh and holds the Chartered Financial Analyst (CFA) designation. He is a volunteer for CFA Institute and a member of the CFA Society of Pittsburgh. Derek resides in State College, PA with his wife and three daughters. Derek is also a volunteer member of the investment committee of Centre Foundation, a community-focused foundation which seeks to better the lives of those living in Centre County, Pennsylvania.

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Derek’s experience includes management of the endowment fund and excess working capital for Bucknell University as the Associate Director of Investments. This role included conducting research on financial markets, asset classes, as well as public and private investment opportunities. He also participated on the University’s retirement plan oversight committee, and regularly presented to students on the topics of investment & endowment management. On behalf of the University, he participated on panel discussions at investment conferences on topics related to institutional portfolio management.

Prior to joining Bucknell, Derek served as Portfolio Manager and Investment Committee member with Aris Wealth Services, which is currently a division of AssetMark, Inc., from 2008 to 2014. At Aris, he participated in all aspects of management of the firm’s investment strategies, including total return, absolute return, values-based and income-oriented portfolios, and he worked directly with clients and their financial advisors in order to achieve client-specific goals and objectives.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting, and Transfer Agent

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as Administrator, Accounting Agent and Transfer Agent. Ultimus receives the following fees under a Master Services Agreement with the Fund and Adviser: for administrative services, the Adviser pays Ultimus a fund administration annual minimum fee of $150,000 or an asset-based fee of 0.075% of the Fund’s net assets. The Fund also pays Ultimus for any out-of-pocket expenses; for accounting services the Fund pays Ultimus an annual base fee of $12,000 plus an asset-based fee of 0.025% of the Fund’s net assets over $100,000,000, plus out-of-pocket expenses; for transfer agent services, the Adviser pays Ultimus an annual base fee of $35,000 and a per account fee of $14 per account. Ultimus is reimbursed for any out-of-pocket expenses.

Custodian

Huntington Bank, N.A., with its principal place of business at 41 South High Street, Columbus, OH 43287, serves as custodian for the securities and cash of the Fund’s portfolio, except with respect to certain assets custodied directly by the Fund. Under a Custody Agreement, the Custodian, holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund will bear all costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the calculating the Fund’s net asset value (including the cost and expenses of any independent valuation firm); effecting sales and repurchases of the Fund’s shares and other securities; interest payable on debt, if any, to finance the Fund’s investments; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, monitoring the Fund’s financial and legal affairs for the Fund, providing administrative services, monitoring the Fund’s investments and evaluating and making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and management fees; transfer agent and custodial fees; fees and expenses associated with shareholder servicing to the extent permitted by a shareholder servicing plan adopted by the Board; costs associated with the Fund’s reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange fees; federal, state and local taxes; independent Trustees’ fees and expenses; brokerage commissions; costs of proxy statements, shareholders’ reports and other communications with shareholders, including printing costs; the Fund’s allocable portion of the fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, telephone and staff; fees and expenses associated with independent audits and outside legal costs; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement between the Fund and the Administrator; federal and state registration fees; all costs of registration and listing the Fund’s shares on any securities exchange; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including payments under the Administration Agreement between the Fund and the Administrator based upon the Fund’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Fund’s

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chief compliance officer and chief financial officer and their respective administrative support staffs. For the avoidance of doubt, the parties agree that the Fund will bear all expenses associated with contractual obligations of the Fund existing prior to the effective date of this Agreement, including those that may become unnecessary or redundant but cannot be terminated.

The Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. [As of the date of this prospectus, [    ], in connection with its initial $[    ] purchase of shares, owned more than 25% (i.e., 100%) of the outstanding shares of the Fund.]

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund is offered at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (collectively, “Fair Valued Securities”), securities are valued at fair value as determined by the Board’s “Valuation Designee” (the Adviser) pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. As the Valuation Designee, the Adviser acts under the Board’s oversight. The Valuation Designee’s fair valuation policies and procedures are approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Fair Valued Securities are difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Fair Valued Security issuer does not report a value to the Fund on a timely basis, the Valuation Designee determines the fair value of such Fair Valued Security based on the most recent value reported by the issuer of the Fair Valued Security, as well as any other relevant information available at the time the Fund values its investments. In the absence of specific transaction activity in a particular Fair Valued Security, the Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment in such Fair Valued Security at the NAV reported by the Fair Valued Security issuer at the time of valuation or to adjust the value to reflect a premium or discount.

Primary and secondary investments in Underlying Funds are generally valued based on the latest NAV reported by the Underlying Fund manager until the Fund receives additional information and as further adjusted as follows. The Valuation Designee will review any cash flows since the reference date of the last net asset value for a private fund reported by the Underlying Fund manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Underlying Fund manager. If applicable, the Valuation Designee will adjust, discount or otherwise modify any asset calculations in order to ensure that any valuations used in the Adviser’s internal valuation metrics and investor reporting reflect values consistent with the Adviser’s internal diligence. With respect to purchases or sales of secondary investments in Underlying Funds, the latest net asset value reported by the Underlying Fund manager may be further adjusted if the Valuation Designee determines that the price paid or received is representative of a transaction between willing parties at the time or the purchase or sale.

In addition to tracking the NAV plus related cash flows of such Underlying Funds, the Valuation Designee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Underlying Fund that is reasonably available at the time the Fund values its investments. The Valuation Designee considers such information and may conclude in certain circumstances that the information provided by the Underlying Fund manager does not represent the fair value of a particular asset held by an Underlying Fund. If the Valuation Designee concludes in good faith that the latest NAV

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reported by an Underlying Fund manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Designee will recommend that the Fund make a corresponding adjustment to reflect the current fair value of such asset within such Underlying Fund. In determining the fair value of assets held by Underlying Funds, the Valuation Designee applies valuation methodologies as outlined herein.

Direct Investments in private companies are generally valued based on valuations performed by the company or general partner of the special purpose vehicle through which the investment is made. The Valuation Designee reviews such methodology in determining the fair value of a direct investment, and updates such fair value with relevant market information known to the Valuation Designee if the valuation provided to the Fund is deemed not current.

There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Fair Valued Security investments, the Valuation Designee will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all Fair Valued Securities. However, it is anticipated that portfolio holdings and other value information of the Fair Valued Securities could be available on no more than a quarterly basis. Based on its review of all relevant information, the Valuation Designee may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Fair Valued Security does not represent the fair value of the Fund’s investment in such security. Private funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations. Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Designee may differ materially from the value that could be realized upon the ultimate sale of the investment.

Notwithstanding the above, Underlying Fund managers may adopt a variety of valuation bases and provide differing levels of information concerning Underlying Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Valuation Designee will be able to confirm independently the accuracy of valuations provided by the Underlying Fund managers (which are generally unaudited).

Before investing in any Fair Valued Security, the Valuation Designee will conduct a due diligence review of the valuation methodology utilized by the issuer of the Fair Valued Security, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Valuation Designee reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Fair Valued Security, the Valuation Designee will monitor the valuation methodology used by the asset manager and/or issuer of the Fair Valued Security.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Designee determines in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Valuation Designee to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Valuation Designee deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV

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materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

CONFLICTS OF INTEREST

The members of the senior management and investment team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Fund’s investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, the Fund relies on the Adviser to manage the Fund’s day-to-day activities and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to the Fund. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between the Fund and other activities in which they are or may become involved, including the management of affiliated funds by its affiliated adviser and business opportunities outside the Adviser. The Adviser and its officers and employees will devote only as much of its or their time to the Fund’s business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

The Fund would rely, in part, on the Adviser to assist with identifying and executing upon investment opportunities and on the Fund’s Board to review and approve the terms of the Fund’s participation in co-investment transactions with the Adviser and its affiliates. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the senior personnel of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate.

The Adviser manages other funds that do not invest in debt and/or equity of companies similar to the companies that the Fund targets for investment. However, there may be certain investment opportunities that satisfy the investment criteria for such funds and the Fund. The Adviser will adhere to its Conflicts of Interest policy where there is a potential conflict.

Neither the Adviser nor individuals employed by the Adviser are generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities.

The Adviser is seeking exemptive relief that allows certain registered investment companies managed by the Adviser and other affiliate investment advisers of the Adviser, including the Fund, to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, alongside other funds managed by the Adviser or its affiliates, and any future funds that are advised by the Adviser or its affiliated investment advisers.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts

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established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the date such payment is made (the “Repurchase Payment Date”), which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 833-632-5139 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Repurchase Fee

Shareholders who tender for repurchase of their shares such that they will have been held less than two years after purchase, as of the time of repurchase, will be subject to an Early Repurchase Fee of 2.00% of the original purchase price. The Distributor may waive the imposition of the Early Repurchase Fee in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future or that such Early Repurchase Fee will be waived for any other shareholder.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

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Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount (the “Liquidity Amount”) from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Liquidity Amount shall consist of (i) assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, of assets that mature by the next Repurchase Payment Deadline, or (ii) assets borrowed by the Fund (e.g., by drawing under the Fund’s credit facility). The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from borrowing proceeds, available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to the shareholder’s shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to transfer shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Discretionary Repurchase Offers

Under paragraph (c) of Rule 23c-3, in addition to its quarterly repurchase of shares, the Fund may offer to repurchase its shares on a discretionary basis, provided that (i) the offer is made to all Fund shareholders, (ii) the offer is made no more frequently than every two years, and (iii) certain other conditions of Rule 23c-3 are met.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make distributions at least quarterly to shareholders. Distributions may be funded from borrowing proceeds, available cash or sales of portfolio securities. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable

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income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Tax Consequences of Certain Distributions. As stated above, shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at OneAscent Capital Opportunities Fund, c/o Ultimus Fund Solutions, PO Box 541150 Omaha, Nebraska 68154. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution, or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of

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shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at OneAscent Capital Opportunities Fund, c/o Ultimus Fund Solutions, PO Box 541150 Omaha, NE 68154. Certain transactions can be performed by calling the toll-free number 833-632-5139.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to Shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Shareholders should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular Shareholders such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund elected to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

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The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a Shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a Shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Shareholders as capital gains, regardless of the length of time shares have been held by Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on Shareholders’ Consolidated Form 1099s when “covered” securities are sold. The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered Shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 5, 2024. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board of the Fund has authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which will be filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers one share class.

Holders of shares will be entitled to the payment of Distributions when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than annually. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of distributions to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

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The Fund generally will not issue share certificates. However, upon written request to the Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of shares of the Fund that have been authorized and are outstanding as of the date of this prospectus:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
OneAscent Capital Opportunities Fund	Unlimited	$[ ]	$[ ]

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Each Trustee is elected for an indefinite term and does not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

The Declaration of Trust includes provisions that could have the effect of limiting the ability of a shareholder to bring a derivative action. In addition to the requirements of Delaware law, no shareholder may bring a derivative or similar action or proceeding on behalf of the Fund to recover a judgment in its favor (a “Derivative Action”) unless certain requirements are met, including that, prior to the commencement of such Derivative Action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself. The written demand and conditions thereto, shall not apply to claims arising under federal securities law. Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. This 90-day period may be extended by the independent Trustees up to 60 calendar days. The Declaration of Trust provides that a complaining shareholder whose demand is rejected or dismissed shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with its consideration of the demand, however, such reimbursement of costs and expenses shall not apply to claims arising under federal securities laws. The Declaration of Trust provides that shareholders irrevocably waive all right to trial by jury in any claim, suit, action or proceeding, including Derivation Actions. With the exception of claims arising under federal securities laws, the Declaration of Trust provides that claims must be brought exclusively in a Delaware state court, which could limit shareholder suits to an inconvenient and less favorable forum.

Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

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PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Dr Ste 450, Cincinnati, OH, 45246 is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Fund is not subject to a distribution fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the management fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to OneAscent Capital Opportunities Fund to:

OneAscent Capital Opportunities Fund
c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, Nebraska 68154

 or for overnight deliveries

c/o Ultimus Fund Solutions, LLC
4221 N 203rd St, Suite 100

Elkhorn, NE 68022

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

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The transfer agent will charge a $25 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent or a send a facsimile to c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, Nebraska 68154. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the shareholder’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 833-632-5139 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire — Subsequent Investments

Before sending a wire, investors must contact [    ] to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Please contact the Fund at 833-632-5139 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 833-632-5139. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern Time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, Ultimus will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call 833-632-5139 for additional assistance when completing an application.

If Ultimus does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

Fund shares are sold at the prevailing NAV per share and are not subject to any upfront sales charge. The Fund is not subject to a distribution fee or shareholder servicing fees. Fund shares may only be available through certain financial intermediaries. Because the shares of the Fund are sold at the prevailing NAV per share without an upfront sales charge, the entire amount of your purchase is invested immediately. The Fund’s shares require a minimum investment of $5,000. However, investment advisers may aggregate client accounts for the purpose of meeting the minimum investment. Also, the Fund or the Adviser may waive the minimum investment at either’s discretion.

35

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for the Fund by Thompson Hine LLP, 312 Walnut Street, Suite 2000, Cincinnati, Ohio 45202.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semiannual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semiannual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Before doing so, the Fund will obtain the written consent of the affected shareholder(s) or send the affected shareholder(s) a separate written notification of its intent to do so. Once implemented, a shareholder must call 833-632-5139 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning 30 days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[        ] (“[        ]”) is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statement to be included by subsequent amendment. [        ] is located at [                ].

36

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	1
MANAGEMENT OF THE FUND	20
CODES OF ETHICS	25
PROXY VOTING POLICIES AND PROCEDURES	25
CONTROL PERSONS AND PRINCIPAL HOLDERS	26
INVESTMENT ADVISORY AND OTHER SERVICES	26
PORTFOLIO MANAGERS	29
ALLOCATION OF BROKERAGE	33
TAX STATUS	34
OTHER INFORMATION	38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
FINANCIAL STATEMENT	40
APPENDIX A –PROXY VOTING POLICY

37

PRIVACY NOTICE

April 5, 2024

FACTS	WHAT DOES ONEASCENT CAPITAL OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons OneAscent Capital Opportunities Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does OneAscent Capital Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 833-632-5139

38

Who we are
Who is providing this notice?	OneAscent Capital Opportunities Fund
What we do
How does OneAscent Capital Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does OneAscent Capital Opportunities Fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	OneAscent Capital Opportunities Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	OneAscent Capital Opportunities Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	OneAscent Capital Opportunities Fund doesn’t jointly market.

39

PROSPECTUS

OneAscent Capital Opportunities Fund
TICKER: OACOX

[DATE], 2024

Investment Adviser

OneAscent Capital LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

October 25, 2024

ONEASCENT CAPITAL OPPORTUNITIES FUND

(OACOX)

Principal Executive Offices

23 Inverness Center Parkway,

Birmingham, AL 35242

[              ]

[____] 2024

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of OneAscent Capital Opportunities Fund, dated [___], 2024 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this SAI is truthful or complete. Any representation to the contrary is a criminal offense.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 833-632-5139 or by visiting [     ]. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC also are available to the public on the SEC’s website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	1
Repurchases and Transfers of Shares	14
Management of the Fund	20
Officers	23
Codes of Ethics	25
Proxy Voting Policies and Procedures	25
Control Persons and Principal Holders	26
Investment Advisory and Other Services	26
Portfolio Managers	29
Allocation of Brokerage	33
Tax Status	34
Other Information	38
Independent Registered Public Accounting Firm	39
Financial Statements	40

i

GENERAL INFORMATION AND HISTORY

The OneAscent Capital Opportunities Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund (the “Fund” or the “Trust”). The Fund was organized as a Delaware statutory trust on April 5, 2024. The Fund’s principal office is located at 23 Inverness Center Parkway, Birmingham, AL 35242, and its telephone number is 833-632-5139. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s Board of Trustees (the “Board”) may seek exemptive relief to classify and reclassify the shares of the Fund into additional classes of shares at a future date.

OneAscent Capital LLC (the “Adviser”) serves as the Fund’s investment adviser.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to achieve a blended return of income and capital appreciation, with special consideration given to investment that it believes will make an impact according to its values driven investment philosophy. The Adviser aims to achieve its objective by investing in a wide range of private market assets through the dynamic use of its proprietary evaluation process. This investment objective may be changed without a vote of the Fund’s shareholders.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.

(1) The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) The Fund may not invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6) The Fund may not purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

Additional Fundamental Policies

(1) In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in securities of Venture Capital Funds and direct venture investments, Private Equity Funds and direct private equity investments, Real Estate and Real Assets, Private Credit Funds, direct lending, and liquid alternative investments. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment management team is responsible for allocating the Fund’s assets among various securities or other investments using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.

Investment Companies.

The Fund may invest in registered investment companies (also referred to as “Underlying Funds”), which consist of open-end funds (mutual funds), closed-end funds, business development companies and exchange traded funds. Section 12(d)(1) of the 1940 Act provides that the Fund may not (1) purchase more than 3% of a registered investment company’s outstanding shares (the “3% Limit”), (2) invest more than 5% of the Fund’s assets in any single such investment company (the “5% Limit”), or (3) invest more than 10% of the Fund’s assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund relies on Rule 12d1-4 or has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with Rule 12d1-4 or any conditions in an exemptive order, as the case may be.

Statutory Exemption from 5% and 10% Limits. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) do not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund and (ii) the Fund has not, and is not proposing to, offer or sell any security issued by the Fund through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½% (“Sales Load Limit”). Section 12(d)(1)(F) also requires that an investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Finally, Section 12(d)(1)(F) requires that the Fund (or the Adviser, acting on behalf of the Fund) comply with the following voting restrictions:

when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Purchases by “Affiliated Persons” of the Fund. The 3% Limit applies to purchases in aggregate by the Fund and any “affiliated persons” (as defined in the 1940 Act). Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those Underlying Funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities, therefore, will be considered not readily marketable securities.

Exposure to Managed Futures

The Fund may invest in an underlying fund that utilizes a managed futures strategy to manage liquidity and volatility. A managed futures strategy may expose the Fund to management risk, derivatives risk and leverage risk, as well as commodity, interest rate, equity and/or foreign currency risks depending on the particular strategy used by the underlying fund. An underlying fund’s use of derivatives to enhance returns or hedge against market declines is subject to the risk of mispricing or improper valuation, and changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Restricted and Illiquid Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board of Trustees has directed the Adviser to monitor carefully any Fund investments in such securities, with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stocks, the Fund may invest in other types of equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Direct Lending

The Fund may participate in direct loan investments as a non-principal investment strategy. Direct loans typically consist of intermediate- to long-term borrowings by companies that are originated directly by lenders without the traditional intermediary role of a bank or broker. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt. This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Loans and Participations

The Fund’s investment program may include direct loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent rather than the actual counterparty.

The Fund may acquire interests in loans either directly or indirectly (by way of participation). Participations in a portion of a loan typically result in a contractual relationship only with the institution participating in the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from anyone selling institution would subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Special Situations

The Fund may invest in companies undergoing workouts, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency, (ii) market conditions resulting in material changes in securities prices, (iii) compliance with any applicable bankruptcy, insolvency or securities laws, and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Subordinated Debt

The Fund may invest in subordinated debt. Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, fixed interest rates that provides the Fund with significant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt.

Unsecured Debt

The Fund may invest in unsecured debt. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Fund may invest may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments to the Fund may be reclaimed, recharacterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, or a preferential payment, or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court or until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized using trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, it is possible that the Fund may be unable to possess and sell the underlying assets and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-Backed Securities

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, adjustable-rate mortgage-backed securities (“ARMBS”), stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual counterparties on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The rate of prepayment on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 to increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Reverse Repurchase Agreements.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a derivative for the purpose of the Fund’s limitation under Rule 18f-4. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements.

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying assets at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Co-Investments

Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and other clients of the Adviser or its affiliates. As a closed-end investment company, without an exemptive order, the Fund is limited in its ability to co-invest in privately negotiated transactions with other clients of the Adviser or its affiliates. However, registered closed-end funds are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. Furthermore, the Fund is applying for exemptive relief with respect to co-investments.

The Fund relies, in part, on the Adviser and its affiliates to assist with identifying and executing upon investment opportunities and on the Board of Trustees to review and approve the terms of the Fund’s participation in co-investment transactions with the Adviser and its affiliates where price is the only negotiated term. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate.

Neither the Adviser, the Sub-Advisers, nor individuals employed by them are generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. The Adviser or its affiliates, whose primary business includes the origination of investments, engages in investment advisory business with funds and accounts that may compete with the Fund.

Real Assets

The Fund may invest in real assets and commodities such as farmland, timberland, energy products and precious metals. The Fund’s investments in real assets and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, international politics, natural disasters and other forces, changing consumer sentiment and global economic cycles. The Fund’s investments in commodities may also be adversely affected by, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates.

Non-Principal Investment Strategies

Cash Equivalents and Short-Term Debt Securities.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. Although the U.S. Government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so because it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank, a savings and loan association, or a credit union. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation;

(3)	Repurchase agreements, which involve purchases of debt securities (see section above entitled “Repurchase Agreements” for additional detail). At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, because the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-on sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying assets. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying asset is less than the repurchase price, the Fund could incur a loss of both principal and interest. If the Fund were to invest in repurchase agreements, the Adviser would monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. In so doing, the Adviser would seek to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the U.S. Bankruptcy Code; and

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Before the Fund invested in such instruments, the Adviser would consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and would monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which either mature within one year of the date of purchase or carry a variable or floating rate of interest.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms:

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in [ ] of each year; or during a similar cycle consistent with Rule 23c-3.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. A shareholder who tenders for repurchase of the shares during the first 730 days following such shareholder’s initial capital contribution, such that they are repurchased after being held less than 730 days, will be subject to a fee of 2.00% of the value of the original purchase price of the shares repurchased by the Fund (an “Early Withdrawal Charge”). The Distributor may waive the imposition of the early withdrawal charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Approximately thirty days (but no less than twenty one days or more than forty two days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value.

2.	Any fees applicable to such repurchase, if any.

3.	The Repurchase Offer Amount.

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”).

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date.

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline.

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount.

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer.

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter.

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their shares for repurchase, before prorating shares tendered by others, or

2.	accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current net asset value (“NAV”) per share shall be computed daily and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV per share shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV per share need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV per share;

2.	days during which no order to purchase shares is received, other than days when the NAV per share would otherwise be computed; or

3.	customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board has delegated day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved a policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security;

(b)	the number of dealers willing to purchase or sell the security and the number of potential purchasers;

(c)	dealer undertakings to make a market in the security;

(d)	the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer); and

(e)	the size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary or appropriate.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer, and

c.	the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Discretionary Repurchase Offers

Under Rule 23c-3(c), in addition to its quarterly repurchase of shares, the Fund may offer to repurchase its shares on a discretionary basis, provided that (i) the offer is made to all Fund shareholders, (ii) the offer is made no more frequently than every two years, and (iii) certain other conditions of Rule 23c-3(b) are met.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

Determination of Fair Value

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities or real assets, for which market quotations are not readily available or are determined to be unreliable. As the valuation designee, the Adviser acts under the Board’s oversight. The Adviser’s fair valuation policies and procedures are approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties; and (vii) the liquidity or illiquidity of the market for the security.

The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of three individuals, one of whom is an “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President/ Principal Executive Officer, a Secretary, and a Treasurer/Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since its inception in 2024, currently serves as Chair of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. He is currently the Chair of the Nominating and Governance Committee for Unified Series Trust, and served as the Board Chair from January 2017 – May 2022. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment products. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a Trustee, President (since 2023) and member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a Member, Dean’s Advisory Board, Boston University School of Theology and a Director, Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. He has also served as an Advisory Board Member of AKRA Investment Services Inc. since January 2024. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience with Unified Series Trust and his experience in investment and trust product development and administration, and financial service and retirement plan management.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2024 and currently serves as Chair of the Independent Trustee Committee of the Board. He is currently the Chair of the Board of Unified Series Trust and served as the Chair of the Nominating and Governance Committee from May 2020 – May 2022. He has also served as trustee of four other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience. Mr. Condon was selected to serve as a Trustee based primarily on his experience with Unified Series Trust.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since its inception 2024. He has served as an interested trustee of Unified Series Trust since 2020 and served as the President from January 2016 – August 2021. Mr. Carson was a Trustee of Ultimus Managers Trust from January 2021 to April 2023. From 2013 to April 2023, Mr. Carson was a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC (“Ultimus”), the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013. Mr. Carson was selected to serve as a Trustee based primarily on his experience with Unified Series Trust and Ultimus.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is P.O. Box 541150, Omaha, Nebraska 68154.

Trustees

Name, Address and Year of Birth	Position/Term of Office*	(Current) Principal Occupation During the Past Five Years and Other Directorships	(Previous) Occupations and Directorships During Last Five Years
Kenneth G.Y. Grant (1949)	Chair; Independent Trustee since April 2024	Chair of the Governance & Nominating Committee Unified Series Trust (2022 – present); Independent Trustee, Unified Series Trust (2008 – present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Advisory Board Member, AKRA Investment Services Inc. (2024 – present).	EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans; and Trustee, Peak Income Plus Fund (2022 – 2024); Chair of Unified Series Trust (2017 – 2022).
Daniel J. Condon (1950)	Independent Trustee since April 2024	Retired. Chair of Unified Series Trust (2022 – present); Independent Trustee of Unified Series Trust (____ to present).	Chair of the Audit Committee and Chair of the Governance & Nominating Committee, (2020 – 2022), Unified Series Trust; and Trustee, Peak Income Plus Fund (May 2022 – February 2023).
David R. Carson (1958)	Interested Trustee since April 2024	Retired. Interested Trustee, Unified Series Trust (2020 – present); Interested Trustee of Ultimus Managers Trust (2020 – 2023).	Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – 2023); President of Unified Series Trust (2016 – 2021); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (2022-2024); and Interested Trustee Peak Income Plus Fund (2022 – 2024).

Officers

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
Martin R. Dean (1963) President since April, 2024	Current: President, Northern Lights Compliance Services, LLC since 2023. Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, (2016 – 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer since April, 2024	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Gweneth K. Gosselink (1955) Chief Compliance Officer since April, 2024	Current: Assistant Vice President, Compliance Officer of Ultimus Fund Solutions, LLC, since 2019.
Gary Grasso (1987) Secretary since October, 2024	Current: Attorney, Ultimus Fund Solutions, LLC, since April 2024.
Timothy J. Shaloo (1970) AML Compliance Officer since April, 2024	Current: AVP, Compliance Officer, Northern Lights Compliance Services, LLC, since 2021. Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The term of office for each Trustee and officer listed above will continue indefinitely.

Board Committee

As part of its efforts to oversee audit, nominating and governance, the Board has established the Committee of Independent Trustee described below:

The Committee of Independent Trustee consists of Messrs. Condon and Grant. The Committee is responsible for (i) overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board and (ii)overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee has held one meeting as of the date of this SAI.

The Committee of Independent Trustee meets at least [quarterly] and reports directly to the full Board.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kenneth G.Y. Grant	None	None
Daniel J. Condon	None	None
David R. Carson	None	None

Compensation

The Board meets at least quarterly. Each Trustee who is not affiliated with the Trust or Adviser (each an “Independent Trustee” will receive an annual fee of $9,255, the Chair of the Board shall receive an annual fee of $11,280 and each Chair of a committee shall receive an annual fee of $10,680, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust. The Independent Trustees shall receive additional fees for any special Board Meetings convened during the year.

The table below details the amount of compensation the Trustees expect to receive from the Trust during the fiscal period ending March 31, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Kenneth G.Y. Grant	$[ ]	[ ]	[ ]	$[ ]
Daniel J. Condon	$[ ]	[ ]	[ ]	$[ ]
David R. Carson	$[ ]	[ ]	[ ]	$[ ]

CODES OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 833-632-5139; and (2) on the SEC’s website at

http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 833-632-5139 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Trustees and officers owned no shares of the Fund.

As of the date of this SAI the following shareholder of record owned 5% or more of a class of the outstanding shares of the Fund, as noted.

Name & Address	Shares	Percentage of Fund
[ ]	[ ]	[ ]

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

OneAscent Capital LLC (the “Adviser”), located at 23 Inverness Center Parkway, Birmingham, AL 35242, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act, formed in 1998 for the purpose of advising individuals and institutions.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Management Agreement”), and in consideration of the management services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 1.50% of the Fund’s average daily net assets. The Management Fee will be payable monthly in arrears. A discussion regarding the basis for the Board’s approval of the Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, for at least [___],one year from the effective date of the Fund’s registration statement, to waive its management fees and to pay or absorb the ordinary operating expenses (including organizational and offering expenses) of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed [___]% per annum of the Fund’s average daily net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees upon written notice to the Adviser. Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any reimbursement payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

Sub-Advisers

Bonaventure Capital, LLC, located at 820 Shades Creek Parkway Ste 1200, Birmingham, AL 35209, and Investment Research Partners, located at 801-1 Pike Street, Lemont, PA 16851 each serve as a sub-adviser to the Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser to provide ongoing research, opinions and recommendations of investments private equity, venture capital, real estate and real assets, and private credit for the Fund. Bonaventure provides such services with respect to direct investments and Investment Research Partners provides sub-advisory services with respect to investments in Underlying Funds. Both Bonaventure and IRP participate in asset allocation and investment decisions across the entire Fund portfolio. The Adviser, not the Fund, pays Bonaventure and Investment Research Partners 10% and 20% of the Management Fee received by the Adviser, respectively. However, the Sub-Adviser will not begin receiving its compensation until the Adviser has recouped 100% of its startup costs and Fund expenses borne by the Adviser during launch. The Sub-Advisory Agreement was approved by the Board including by a majority of the Independent Trustees, at a Meeting held on April 5, 2024. A discussion regarding the basis for the Board’s approval of each sub-advisory agreement with respect to the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Conflicts of Interest

The Adviser or Sub-Advisers may provide investment advisory and other services to various entities and accounts other than the Fund. The Fund has no interest in these activities. The Adviser or Sub-Advisers and the investment professionals, who on behalf of the Adviser or Sub-Advisers, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser or Sub-Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that each of the Adviser and the Sub-Advisers follow.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser or Sub-Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Sub-Advisers, or by the Adviser or Sub-Advisers for the other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Allocating Investment Opportunities

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account (including client accounts managed by affiliates).

The Adviser has adopted allocation policies and procedures intended to treat all client accounts in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account (including client accounts managed by affiliates of the Adviser) and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner (i.e., on a pro rata basis). To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where he deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

If a Sub-Adviser sources an investment opportunity for the Fund and there is a limited amount, size or quantity, the Sub-Adviser has the first right to make an investment at its desired amount, size or quantity before the Fund. The Sub-Advisers address the conflicts of interests above by providing in their Codes of Ethics that all supervised persons have a duty to act in the best interests of each client. The Sub-Advisers have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.

PORTFOLIO MANAGERS

OneAscent Capital, LLC

John Siverling, MBA.

Mr. Siverling is the Director of Private Markets and Impact Advocacy for OneAscent, President of OneAscent Capital LLC. He has been a portfolio manager of the Fund since inception. Mr. Siverling has over 30 years of business experience, and over 20 years in the venture finance industry. John holds a Bachelor of Business Administration degree from the University of Wisconsin and an MBA with Distinction from the University of Michigan Ross School of Business. John is a member of the Advisory Council for ADF’s Viewpoint Diversity Score Business Index. John has been a frequent speaker and panelist, including at the University of Michigan Business School, MIT Forum, UNCC Five Ventures Business Plan Competition, and Kingdom Advisors, among others.

John has developed his financial, operational and management business skills from a varied history of professional experiences. Following his lead role in the formation and launch of the Christian Investment Forum, John became the first Executive Director in order to continue the growth strategy of the non-profit trade association, until its merger with Faith Driven Investor. The goal of CIF is to build awareness and credibility for faith-based investing within the broader financial investment industry. In addition to his work at the Christian Investment Forum, Mr. Siverling is also the Managing Partner in JAS Ventures, LLC, a consulting firm focused on helping companies develop and execute values integrated business practices.

Prior to JAS Ventures, John was a partner at Sloan Ventures, an early-stage venture development firm. John managed all aspects of the Sloan Investment Fund, including limited partner reporting and investment activities for a number of the firm’s portfolio companies. He has taken active interim management positions, as CFO and COO, with some of the early-stage companies.

Prior to joining Sloan Ventures, John worked with Frank Russell Capital, a private equity firm, analyzing the private equity industry and in cooperation with Goldman Sachs managing a globally recognized survey on trends in the industry. John began his career with General Motors Cadillac Division and held various sales and marketing management positions in Detroit, Denver and San Francisco.

Cole Pearson.

Mr. Pearson serves as President of OneAscent Investment Solutions, Vice President forOneAscent Capital and has been a portfolio manager of the Fund since inception. Cole’s responsibilities include leading the asset management arm of OneAscent, overseeing the OneAscent Investment Committee, assisting with business development opportunities, and leading OneAscent’s strategic ministry efforts. Cole is a shareholder of OneAscent Holdings, the parent company of OneAscent Capital and OneAscent Investment Solutions.

Prior to joining OneAscent in 2018, Cole was a Senior Investment Associate for Eventide Asset Management serving in similar capacities both on the sales/marketing and portfolio management teams. He holds a B.S. in International Finance as well as a minor in Mandarin-Chinese from the University of Alabama and is a CFA Level III Candidate.

Nathan Willis, CFA, CAIA.

Mr. Willis is a Senior Portfolio manager for OneAscent Capital, Director of Portfolio Strategy for OneAscent Investment Solutions, and has been a portfolio manager of the Fund since inception. Nathan manages the liquid alternatives investment program and has 25 years of investment experience including 20 years investing in illiquid strategies.

Nathan holds a bachelor’s degree in Business Administration with a concentration in Information Systems and a minor in Economics from Taylor University. He is a holder of the CFA Charter and CAIA designation. Nathan started his career at NationsBank where he spent several years managing institutional bond portfolios and an equity mutual fund.

Prior to joining OneAscent, Nathan served as Chief Investment Officer of Greenhawk Corporation, a single-family office. At Greenhawk, Nathan was responsible for portfolio strategy and manager diligence. During his time at Greenhawk Nathan developed the allocation, sourcing, and diligence strategy for the private equity portfolio.

Prior to Greenhawk, Nathan spent almost 15 years with GenSpring Family Offices, a unit of SunTrust Banks, where he constructed portfolios for multi-generational families. While at GenSpring, Nathan served on the Investment committee and manager selection committee and developed programs to mentor junior investment staff. Prior to GenSpring, Nathan spent four years with the family office group of Wachovia Bank.

Bonaventure Capital, LLC

Steve Dauphin.

Mr. Dauphin is a Co-Founder of Bonaventure and has been a portfolio manager of the Fund since inception. He has over 26 years of fund and direct investment experience in the private markets.

Steve holds a bachelor’s degree in Economics and Religion from Harvard University and an MBA from UNC’s Kenan-Flagler Business School. He sits on the corporate boards of Second Nature, Shared-X, Lucky Iron Fish and Trakref; and the non-profit advisory boards of the Stimson Center’s Loomis Council and the Kirchner Impact Foundation.

Prior to co-founding Bonaventure, Steve was a Managing Director of the Harbinger Group, a Special Agent with the U.S. Drug Enforcement Administration, a Lay Minister for the Anglican Church of Canada and an analyst with Citicorp.

Carter Burleson.

Mr. Burleson is a Director of Bonaventure. He holds both a bachelor’s degree in Finance and an MBA from Auburn University. He currently sits on the corporate board of XO Armor.

Prior to joining Bonaventure Capital, Carter was a venture fellow with DigitalDX, a VC firm that emphasizes big data and artificial intelligence in the medical diagnostics industry. He was also an operator at a growth stage FinTech startup that provides financial inclusion to those in emerging markets. The experience helped expose Carter to the capital-raising side of the private markets.

Investment Research Partners

Martin Wildy, CFA.

Mr. Wildy is a Co-Founder of IRP and has been a portfolio manager of the Fund since inception. He has over 20 years of direct investment experience. Martin holds a bachelor’s degree in Finance from the Pennsylvania State University and has held the Chartered Financial Analyst (CFA) designation since 2003. He is an active volunteer and consultant with the CFA Institute, supporting the CFA examination and grading functions. He has also been an author and contributor to the CFA digest publication. He sits on the board and investment committee of two preservation focused non-profits and is the head basketball coach for the Special Olympics program in Centre County.

Prior to co-founding Investment Research Partners, Martin oversaw three income- and dividend-focused portfolios for Eventide Asset Management, a mutual fund manager in Boston, MA. While with Eventide, he was also involved in building and managing an equity income model portfolio and a multi-asset class strategy for a large foundation. In addition to portfolio management responsibilities, he worked directly on researching companies and presenting investment ideas to the broader Eventide team. Martin has spoken before numerous conferences on faith-based and sustainable investing.

Prior to joining Eventide, Martin was a Senior Portfolio Manager with Aris Wealth Services, which is currently a division of AssetMark, Inc., where he worked from 2006 to 2014. At Aris, he was involved in the design, launch, and management of a number of investment strategies including those in the sustainable investing and faith-based categories. He also performed macro research that helped to inform the overall portfolio allocations for the firm. Prior to Aris, he was an equity analyst at 1620 Investment Advisors, Inc. where he was responsible for equity research and recommendations, primarily within the telecommunications, technology, and regional banking sectors.

Derek Varner, CFA.

Mr. Varner is a Partner of IRP and has been a portfolio manager of the Fund since inception. He has over 15 years of investment management experience. Derek holds a bachelor’s degree in Business Administration with a concentration in Finance from the University of Pittsburgh and holds the Chartered Financial Analyst (CFA) designation. He is a volunteer for CFA Institute and a member of the CFA Society of Pittsburgh. Derek resides in State College, PA with his wife and three daughters. Derek is also a volunteer member of the investment committee of Centre Foundation, a community-focused foundation which seeks to better the lives of those living in Centre County, Pennsylvania.

Derek’s experience includes management of the endowment fund and excess working capital for Bucknell University as the Associate Director of Investments. This role included conducting research on financial markets, asset classes, as well as public and private investment opportunities. He also participated on the University’s retirement plan oversight committee, and regularly presented to students on the topics of investment & endowment management. On behalf of the University, he participated on panel discussions at investment conferences on topics related to institutional portfolio management.

Prior to joining Bucknell, Derek served as Portfolio Manager and Investment Committee member with Aris Wealth Services, which is currently a division of AssetMark, Inc., from 2008 to 2014. At Aris, he participated in all aspects of management of the firm’s investment strategies, including total return, absolute return, values-based and income-oriented portfolios, and he worked directly with clients and their financial advisors in order to achieve client-specific goals and objectives.

As of [________________], 2024, the portfolio managers were responsible for the management of the following types of accounts in addition to the Fund:

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John Siverling	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]
Cole Pearson	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]
Nathan Willis	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]
Steve Dauphin	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]
Carter Burleson	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]
Martin Wildy	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]
Derek Varner	Registered investment companies	[__]	[__]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[__]	[__]	[__]	[__]

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at P.O. Box 541150, Omaha, Nebraska 68154, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Distributor does not agree to sell any specific number of Fund shares and, as agent for the Fund, undertakes to sell shares on a reasonable efforts basis only against orders therefor.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Under the 1940 Act, persons affiliated with an affiliate of the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Investment company taxable income generally included dividends and interest and other income, less certain allowable expenses, and it also included any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term losses) for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in taxable years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its investment company taxable income and net capital gain, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its income at the rates generally applicable to corporations and distributions to shareholders would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code, but should consult their own tax advisors about the tax consequences of investing in the Fund, including potential taxation of unrelated business taxable income.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of investment company taxable income generally taxable to shareholders as ordinary income or “qualified dividend income” (as described below).

Dividends paid by the Fund to an individual shareholder, to the extent such dividends are attributable to “qualified dividend income” received by the Fund from U.S. corporations (and certain foreign corporations), may qualify for taxation at the long-term capital gains rate available to individuals on qualified dividend income. Furthermore, dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may qualify for a dividends received deduction.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, qualified dividend income distributions and capital gain dividends, as well as gains from redemption of Fund shares) of U.S. individuals, estates and trusts, to the extent that the shareholder’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable investment company taxable income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was originally issued, even though the holder receives no interest payment in cash on the security during the year. In addition, other debt instruments, such as pay-in-kind securities may give rise to income under the original issue discount rules, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (that is, U.S. citizens and residents, and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Northern Lights Compliance Services, LLC (“NLCS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Adviser pays NLCS an annual fixed fee and an asset-based fee, which scales downward based upon the Fund’s net assets. The Adviser also pays NLCS for any out-of-pocket expenses, unless such expenses are extraordinary expenses outside the scope of the unitary fee, in which case they will be paid by the Fund.

Administrator

Ultimus Fund Solutions, LLC (“UFS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 serves as the Fund’s administrator, fund accountant and transfer agent pursuant to a fund services agreement between UFS and the Fund.

Legal Counsel

Thompson Hine LLP, located at 312 Walnut St., Suite. 2000, Cincinnati, OH 45202, acts as legal counsel to the Fund.

Custodian

Huntington Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 41 South High Street, Columbus, OH 43287.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_____________] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. [ ____________] is located at _______________________________.

FINANCIAL STATEMENTS

[This Fund’s Seed Audit will be included on subsequent amendment.]

STATEMENT OF ADDITIONAL INFORMATION

OneAscent Capital Opportunities Fund

TICKER: (OACOX)

[      ], 2024

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

1.	Financial Statements:

Part A: Not applicable as the Fund has not commenced operations.

Part B: To be filed by subsequent amendment.

2.	Exhibits:

(a)	(1)	Certificate of Trust—Incorporated herein by reference to Amendment No. 1, filed on April 23, 2024 (“Amendment No. 1”).

(2)	Agreement and Declaration of Trust—Incorporated herein by reference to Amendment No. 1.

(3)	Amended and Restated Agreement and Declaration of Trust—Filed Herewith.

(b)	Amended and Restated Bylaws—Filed Herewith.

(c)	Not Applicable.

(d)	See Item 25(2)(a)(2) and Item 25(2)(b).

(e)	Not Applicable.

(f)	Not Applicable.

(g)	(1)	Form of Investment Management Agreement between the Registrant and OneAscent Capital LLC (the “Adviser”)—Filed Herewith.

(2)	Form of Expense Limitation Agreement between the Registrant and the Adviser—Filed Herewith.

(3)	Form of Sub-Advisory Agreement between the Adviser and Investment Research Partners LLC—Filed Herewith.

(4)	Form of Sub-Advisory Agreement between the Adviser and Bonaventure Capital, LLC—Filed Herewith.

(h)	(1)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC (the “Distributor”)—To be filed by subsequent amendment.

	(2)	Form of Broker-Dealer Selling Agreement—To be filed by subsequent amendment.

(i)	Not Applicable.

(j)	(1)	Custody Agreement between the Registrant and Huntington Bank, N.A.—To be filed by subsequent amendment.

(k)	(1)	Administration, Accounting, and Transfer Agency Agreement between the Registrant and Ultimus Fund Solutions, LLC—To be filed by subsequent amendment.

(l)	(1)	Opinion and Consent of Thompson Hine LLP—To be filed by subsequent amendment.

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm—To be filed by subsequent amendment.

(o)	Not Applicable.

(p)	Initial Subscription Agreement—To be filed by subsequent amendment.

(q)	Not Applicable.

(r)	(1)	Code of Ethics of the Registrant and the Adviser—To be filed by subsequent amendment.

	(2)	Coe of Ethics of the Sub-Advisers—To be filed by subsequent amendment.

(3)	Code of Ethics of the Distributor—To be filed by subsequent amendment.

(s)	(1)	Powers of Attorney— filed herewith.

Item 26.	Marketing Arrangements: Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution: Not Applicable.

Item 28.	Persons Controlled by or Under Common Control with the Registrant: None.

Item 29.	Number of Holders of Securities as of [ ], 2024:
Title of Class	Number of Record Holders
[ ]	[	]

Item 30.	Indemnification:

Reference is made to Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), incorporated by reference as Exhibit (a)(2) hereto, and to [Section 11] of the Registrant’s Distribution Agreement, [incorporated by reference as Exhibit (h)(1) hereto]. The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant may enter into indemnification agreements with certain officers of the Fund, which provide specific rights and obligations with respect to the indemnification of such officers. Each such indemnification agreement will be filed as an exhibit to this Registration Statement.

The Registrant will maintain insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of OneAscent Capital LLC is included in its Form ADV as filed with the SEC (File No. 801-126729) and is incorporated herein by reference. Information as to the members and officers of Independent Research Partners LLC is included in its Form ADV as filed with the SEC (File No. 801-116836). Information as to the managing members, members, and officers of Bonaventure Research, LLC is included in its Form ADV as filed with the SEC (File No. 801-64141).

Item 32.	Location of Accounts and Records:

Ultimus Fund Solutions, LLC, the Fund’s administrator and transfer agent, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Ultimus Fund Distributors, LLC, the Fund’s distributor, maintains certain required accounting related and financial books and records of the Registrant at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. Huntington Bank, N.A., the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 41 South High Street, Columbus, OH 43287. The other required books and records are maintained by the Adviser at 23 Inverness Center Parkway, Birmingham, AL 35242.

Item 33.	Management Services: Not Applicable.

Item 34.	Undertakings:

1. Not Applicable.

2. Not Applicable.

3. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any advertisement pursuant to Rule 482 [17 CFR 230.482] under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 25th day of October 2024.

ONEASCENT CAPITAL OPPORTUNITIES FUND

By:	/s/ Martin Dean, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
David R. Carson*	Interested Trustee	October 25, 2024
/s/ Martin R. Dean	President and Secretary	October 25, 2024
/s/ Zachary Richmond	Treasurer and Chief Financial Officer	October 25, 2024
Zachary Richmond
Daniel Condon*	Trustee	October 25, 2024
Kenneth G.Y. Grant*	Trustee	October 25, 2024

*By:	/s/ Cassandra W. Borchers
Cassandra W. Borchers

Attorney-in-Fact—Pursuant to Powers of Attorney for Kenneth G.Y. Grant, dated August 9, 2024, Daniel J. Condon, dated August 10, 2024, and David R. Carson, dated August 12, 2024.

EXHIBITS

(a)(3)	Amended and Restated Agreement and Declaration of Trust
(b)	Amended and Restated Bylaws
(g)(1)	Investment Management Agreement between the Registrant and OneAscent Capital LLC
(g)(2)	Expense Limitation Agreement between the Registrant and the Adviser
(g)(3)	Sub-Advisory Agreement between the Adviser and Investment Research Partners LLC
(g)(4)	Sub-Advisory Agreement between the Adviser and Bonaventure Capital, LLC